FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2014

TELEPHONE AND DATA SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14157	36-2669023
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 North LaSalle Street, Suite 4000, Chicago, Illinois		60602
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (312) 630-1900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers: Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)           N/A

(b)           On August 21, 2014, Telephone and Data Systems, Inc. (“TDS”) announced that Donald C. Nebergall resigned as a director effective the end of the day on August 20, 2014.

TDS further announced that Mr. Nebergall had been appointed as director emeritus as of August 21, 2014.

(c)           N/A

(d)           (1)  On August 21, 2014, TDS also announced that the TDS Board of Directors had appointed David A. Wittwer as a director, to fill the vacancy created by Mr. Nebergall’s resignation, effective the beginning of the day on August 21, 2014.

(2)           Mr. Wittwer was not appointed as a director of TDS pursuant to any arrangement or understanding.

(3)           Mr. Wittwer was not appointed as a member of any committee of the TDS Board of Directors.

(4)           There are no items required to be disclosed by Item 404(a) of Regulation S-K with respect to Mr. Wittwer.

(5)           Mr. Wittwer is not a party to any discrete material plan, contract or arrangement with TDS, but does participate in various TDS compensation plans as disclosed in the TDS Schedule 14A filed on April 18, 2014, including options and awards as described therein, which is incorporated by reference herein.

(e)           N/A

(f)            N/A

A copy of the news release announcing the foregoing, including the brief biography of Mr. Wittwer, is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 5.03.             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)           On August 20, 2014, TDS amended its bylaws effective August 20, 2014 to provide that, in addition to LeRoy T. Carlson, the TDS Board of Directors could appoint other former directors as director emeritus.

The foregoing brief description is qualified by reference to the copy of the amendment to Section 2.23 of the TDS bylaws attached hereto as Exhibit 3.1, which is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits

(d)   Exhibits:

In accordance with the provisions of Item 601 of Regulation S-K, any Exhibits filed or furnished herewith are set forth on the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Telephone and Data Systems, Inc.
(Registrant)

Date:	August 25, 2014

By:	/s/ Douglas D. Shuma
Douglas D. Shuma
Senior Vice President and Controller
(principal financial officer and principal accounting officer)

EXHIBIT INDEX

The following exhibits are filed herewith as noted below.

Exhibit No.	Description
3.1	Amendment to Section 2.23 of Restated Bylaws of TDS

99.1	Press Release dated August 21, 2014